JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned hereby agree to any and all joint filings required to be made on their behalf on Schedule 13G (including amendments thereto) under the Exchange Act, with respect to securities which may be deemed to be beneficially owned by them under the Exchange Act, and that this Agreement be included as an Exhibit to any such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the date set forth below.


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|                         Banks/Bank Holding Companies                      |
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THE BANK OF NEW YORK MELLON              BNY MELLON, NATIONAL ASSOCIATION
CORPORATION

By: /S/ MITCHELL E.HARRIS                By: /S/ DONALD HEBERLE
    ----------------------                    ---------------------
    Mitchell E. Harris                        Donald Heberle
    Chief Executive Officer,                  Chief Executive Officer
    Investment Management
Date:  March 17, 2017                    Date:  September 16, 2015


BNY MELLON, NATIONAL ASSOCIATION         THE BANK OF NEW YORK MELLON SA/NV

By: /S/ THOMAS J. DICKER                 By: /S/ LAURA AHTO
    ---------------------                    ------------------
    Thomas J. Dicker                         Laura Ahto
    Chief Operating Officer                  Chief Executive Officer
Date:  October 9, 2015                   Date: May 17, 2016


THE BANK OF NEW YORK MELLON              THE BANK OF NEW YORK MELLON

By: /S/ MITCHELL E. HARRIS               By: /S/ CURTIS ARLEDGE
    ----------------------                   ---------------------
    Mitchell E. Harris                        Curtis Arledge
    Senior Executive Vice President           Vice Chairman
Date:  August 27, 2015                   Date:  August 26, 2015


THE BANK OF NEW YORK MELLON TRUST        THE BANK OF NEW YORK MELLON TRUST
COMPANY, NATIONAL ASSOCIATION            COMPANY, NATIONAL ASSOCIATION

By: /S/ ANTONIO PORTUONDO                By: /S/ KURTIS R. KURIMSKY
    ----------------------                   ---------------------
    Antonio Portuondo                         Kurtis R. Kurimsky
    President                                 Executive Vice President
Date:  October 20, 2015                  Date:  March 8, 2016


BNY MELLON TRUST OF DELAWARE             BNY MELLON TRUST OF DELAWARE

By: /S/ JAMES P. AMBAGIS                 By: /S/ LEE JAMES WOOLLEY
    ----------------------                   ---------------------
    James P. Ambagis                           Lee James Woolley
    President                                  Chairman and
                                               Chief Executive Officer
Date:  October 21, 2015                  Date:  October 19, 2015


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|                   Investment Advisers and/or Broker-Dealers               |
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PERSHING LLC                             BNY MELLON CAPITAL MARKETS, LLC

By: /S/ CLAIRE SANTANIELLO               By: /S/ JEFF GEARHART
    ---------------------                    ----------------------
    Claire Santaniello                       Jeff Gearhart
    Chief Administrative Officer             Chief Operating Officer
    and Chief Risk Officer
Date:  May  24, 2016                     Date:  October 19, 2016


ARX INVESTIMENTOS LTDA                   ARX INVESTIMENTOS LTDA

By: /S/ CAMILA SOUZA                     By: /S/ GUILHERME ABRY
    ----------------------                   ---------------------
    Camila Souza                             Guilherme Abry
    Director                                 Director
Date:  January 4, 2016                   Date:  January 4, 2016


BNY MELLON SERVICOS FINANCEIROS          BNY MELLON SERVICOS FINANCEIROS
DISTRIBUIDORA DE TITULOS E VALORES       DISTRIBUIDORA DE TITULOS E VALORES
MOBILIARIOS S.A.                         MOBILIARIOS S.A.

By: /S/ CARLOS ALBERTO SARAIVA           By: /S/ MARCUS VINICIUS MATHIAS PEREIRA
    ----------------------                   -----------------------------------
    Carlos Alberto Saraiva                   Marcus Vinicius Mathias Pereira
    Director                                 Director
Date:  May 5, 2016                       Date:  May 5, 2016


BNY MELLON INVESTMENT ADVISER, INC       INSIGHT INVESTMENT MANAGEMENT
                                         (GLOBAL) LIMITED

By: /S/ JAMES BITETTO                    By: /s/ CHARLES FARQUHARSON
    ----------------------                   ----------------------
    James Bitetto                            Charles Farquharson
    Secretary                                Chief Risk Officer
Date:  June 03, 2019                     Date:  February 16, 2016


BNY MELLON ADVISORS, INC.                BNY MELLON INVESTMENT MANAGEMENT
                                         JAPAN LIMITED
By: /S/ JOEL HEMPEL                      By: /S/ SHOGO YAMAGUCHI
    ----------------------               ---------------------
    Joel Hempel                              Shogo Yamaguchi
    President and Chief                      Representative Director
    Operating Officer                        Chairman and President
Date:  June 15, 2023                     Date:  April 10, 2020


MELLON INVESTMENTS CORPORATION           BNY MELLON SECURITIES CORPORATION


By: /S/ JENNIFER CASSEDY                 By: /S/  KENNETH J. BRADLE
    ----------------------                   ---------------------
    Jennifer Cassedy                         Kenneth J. Bradle
    Chief Compliance Officer                 President
Date:  January 10, 2019                 Date:  JUNE 03, 2019


NEWTON INVESTMENT MANAGEMENT LIMITED     INSIGHT NORTH AMERICA LLC


By: /S/  JAMES HELBY                     By: /S/ JOHN ARIOLA
    ----------------------                   ---------------------
    James Helby                              John Ariola
    Director                                 Head of Financial Analysis
Date:  July 17, 2015                     Date: December 7, 2016


WALTER SCOTT & PARTNERS LIMITED          INSIGHT INVESTMENT INTERNATIONAL
                                         LIMITED
By: /S/ RODGER NISBET                    By: /S/ LEE PALMER
    ----------------------                   ----------------------
    Rodger Nisbet                            Lee Palmer
    Executive Chairman                       Chief Compliance Officer
Date: July 15, 2015                      Date: February 14, 2018


NEWTON INVESTMENT MANAGEMENT             NEWTON INVESTMENT MANAGEMENT
NORTH AMERICA, LLC                       JAPAN LTD

By: /S/ Michael Germano                  By: /S/IZUMI CHIHARA
    ----------------------                   ----------------------
     Michael Germano                         Izumi Chihara
     Chief Executive Officer                 Representative Director
Date: August 20, 2021                    Date: February 02, 2023


BNY MELLON TRUST COMPANY                 BNY MELLON TRUST COMPANY
(CAYMAN) LIMITED                         (CAYMAN) LIMITED

By: CANELLA SECRETARIES                  By: CANELLA SECRETARIES
    (CAYMAN) LTD, SECRETARY                  (CAYMAN) LTD, SECRETARY
By: /S/GILLIAN NELSON                    By: /S/ PATRICIA BRUZIO
    -----------------------                  -----------------------
    Gillian Nelson                           Patricia Bruzio
    Authorized Person                        Authorized Person
Date: May 17, 2016                       Date: May 17, 2016


BNY MELLON ETF INVESTMENT
ADVISER, LLC

By: /S/ JENNIFER CASSEDY
    ----------------------
    Jennifer Cassedy
    Chief Compliance Officer
Date:  December 04, 2019


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|                   Parent Holding Companies/Control Persons                |
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B.N.Y. HOLDINGS (DELAWARE) CORPORATION   PERSHING GROUP LLC

By: /S/ JAMES P. AMBAGIS                 By: /S/ CLAIRE SANTANIELLO
    ----------------------                    ---------------------
    James P. Ambagis                          Claire Santaniello
    President                                 Chief Administrative Officer
                                              and Chief Risk Officer
Date:  October 21, 2015                  Date:  May 11, 2016


BNY MELLON INVESTMENT MANAGEMENT         BNY MELLON INVESTMENT MANAGEMENT
(APAC) HOLDINGS LIMITED                  (APAC) HOLDINGS LIMITED

By: /S/ EMILY CHAN                       By: /S/ DONI SHAMSUDDIN
    ----------------------                   ---------------------
    Emily Chan                               Doni Shamsuddin
    Director                                 Director
Date: April 19, 2016                     Date: April 19, 2016


NEWTON MANAGEMENT LIMITED		MELLON GLOBAL INVESTING CORPORATION

By: /S/  HELENA MORRISSEY		By: /S/ LEO P. GROHOWSKI
----------------------			------------------------
Helena Morrissey 			Leo P . Grohowski
Director				President
Date:  July 17, 2015			Date: June 29, 2018


BNY MELLON IHC, LLC                      MBC INVESTMENTS CORPORATION

By: /S/ KURTIS R. KURIMSKY               By: /S/ PAUL A. GRIFFITHS
---------------------                        ---------------------
 Kurtis R. Kurimsky                          Paul A. Griffiths
 Vice President and                          Chairman, President and
 Controller                                  Chief Executive Officer
 Date: March 29, 2017                    Date:  April 29, 2016


MELLON OVERSEAS INVESTMENT               INSIGHT INVESTMENT MANAGEMENT
CORPORATION                              LIMITED

By: /S/ KURTIS R. KURIMSKY               By: /S/ CHARLES FARQUHARSON
    ----------------------                    ---------------------
    Kurtis R. Kurimsky                        Charles Farquharson
    Vice President and Controller             Chief Risk Officer
Date: October 7, 2015                    Date: February 16, 2016


BNY INTERNATIONAL FINANCING              BNY INTERNATIONAL FINANCING
CORPORATION                              CORPORATION

By: /S/ KURTIS R. KURIMSKY               By: /S/ JOHN M. ROY
    ----------------------                   ----------------------
    Kurtis R. Kurimsky                       John M. Roy
    President and Comptroller                Vice President
Date:  May 12, 2016                      Date:  August 15, 2016


BNY MELLON INVESTMENT MANAGEMENT         BNY MELLON INTERNATIONAL ASSET
EUROPE HOLDINGS LIMITED                  MANAGEMENT (HOLDINGS) LIMITED

By: /S/ GREG BRISK                       By: /S/ GREG BRISK
    -----------------------                  -----------------------
    Greg Brisk                               Greg Brisk
    Director                                 Director
Date:  October 21, 2015                  Date:  October 21, 2015


BNY MELLON INVESTMENT MANAGEMENT         BNY CAPITAL MARKETS HOLDINGS, INC.
(JERSEY)LIMITED

By: /S/ GREG BRISK                       By: /S/ THOMAS P. GIBBONS
    -------------------------                ------------------------
    Greg Brisk                               Thomas P. Gibbons
    Director                                 Vice Chairman and Chief
                                             Financial Officer
Date: October 21, 2015                   Date: October 24, 2015


BNY MELLON PARTICIPACOES LTDA           BNY MELLON PARTICIPACOES LTDA

 By: /S/ CARLOS ALBERTO SARAIVA         By: /S/ MARCUS VINICIUS MATHIAS PEREIRA
     --------------------                   ----------------------------------
     Carlos Alberto Saraiva                 Marcus Vinicius Mathias Pereira
     Director                               Director
Date: May 5, 2016                       Date: May 5, 2016